UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: (Date of earliest event reported): April 7, 2026
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Cibus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 450-0008
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, $0.0001 par value per share	CBUS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
         Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2026, the Board of Directors (the “Board”) of Cibus, Inc. (the “Company”) appointed Thomas Urban to serve as a member of the Board, effective as of such date.

Mr. Urban, 61, is the founder of Agribusiness Advisors, a firm he formed in 2013 focused on providing advisory, investment and entrepreneur support to early-stage companies focused on agriculture. Prior to forming Agribusiness Advisors, Mr. Urban was the chief executive officer of CellFor, Inc. from 2004 to 2012 when it was acquired by ArborGen, served in various leadership positions around the world from 1990 to 2002 with Pioneer Hi-Bred International, including after its acquisition by E.I. DuPont de Nemours in 1999, and began his career in mergers and acquisitions at Goldman, Sachs & Co. in 1988. Mr. Urban has also served as an entrepreneur in residence at the University of British Columbia since 2013. Mr. Urban received his undergraduate degree from Middlebury College and holds a Master of Business Administration from the Harvard Graduate School of Business.

There are no arrangements or understandings between Mr. Urban and any other persons pursuant to which Mr. Urban was named as a director of the Board. Mr. Urban has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

In accordance with the Company’s customary practice, the Company entered into its standard form of indemnification agreement for directors and executive officers with Mr. Urban in connection with his election to the Board. Pursuant to the Company’s Non-Employee Director Compensation Policy, the Board agreed to provide Mr. Urban with annual compensation comprising (i) a cash retainer equal to $60,000, payable semi-annually, and (ii) subject to Board approval and granting pursuant to the terms and provisions of the Cibus, Inc. 2017 Omnibus Incentive Plan, as amended, equity compensation with a grant date value equal to $90,000. Such annual compensation will be prorated for Mr. Urban’s service through the upcoming annual meeting of the Company’s shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Cibus, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2026

CIBUS, INC.

	By:	/s/ Peter Beetham
	Name:	Peter Beetham
	Title:	Interim Chief Executive Officer